                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.          )

   Filed by the Registrant /X/

   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   / /  Preliminary Proxy Statement        / / Confidential, for Use of the
                                               Commission Only (as permitted by
   /X/  Definitive Proxy Statement             Rule 14a-6(e)(2))

   / /  Definitive Additional Materials

   / /  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                         K-V Pharmaceutical Company
   ----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

   ----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   /X/  No Fee required

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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
                                   [KV LOGO]

                           K-V PHARMACEUTICAL COMPANY

                             2503 SOUTH HANLEY ROAD
                           ST. LOUIS, MISSOURI 63144

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 23, 1998

                                                             St. Louis, Missouri
                                                             June 5, 1998

    The Annual Meeting of Shareholders of K-V Pharmaceutical Company will be held on Tuesday, June 23, 1998, at 8:00 A.M., Central Daylight Saving Time, at The St. Louis Club (Founders Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, for the following purposes:

    1. To elect one Class C director, to hold office for three years;

    2. To vote upon a proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 60,000,000 to 150,000,000 and the number of authorized shares of Class B Common Stock from 60,000,000 to 75,000,000;

    3. To consider approval of the Fifth Amendment to the K-V Pharmaceutical Company 1991 Incentive Stock Option Plan; and

    4. To transact such other business as may properly come before the meeting.

    Shareholders of record at the close of business on April 30, 1998, will be entitled to vote at the meeting or at any adjournment or adjournments thereof. All shares shown reflect the 3 for 2 stock split distributed on April 17, 1998 to shareholders of record on April 3, 1998. Lists of all holders of Class A Common Stock and all holders of Class B Common Stock entitled to vote at the annual meeting will be open to the examination of any shareholder, for any purpose germane to the annual meeting, for 10 days prior to the date thereof, at the office of the Company at 2503 South Hanley Road, St. Louis, Missouri 63144.

    A copy of the 1998 Annual Report to Shareholders is enclosed.

                                    By Order of the Board of Directors

                                    ALAN G. JOHNSON, Secretary

    WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           K-V PHARMACEUTICAL COMPANY
                             2503 SOUTH HANLEY ROAD
                           ST. LOUIS, MISSOURI 63144

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

    The enclosed proxy is solicited by the Board of Directors of K-V Pharmaceutical Company (the "Company"). Whether or not you expect to attend the meeting in person, please specify your choice by marking and returning your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wish. If no election is made in the proxy the Company receives from you, your proxy will be voted for the nominee for director named in this proxy statement. This proxy statement and form of proxy were first mailed to shareholders on or about June 1, 1998.

                              REVOCATION OF PROXY

    If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing, provided that your notice of revocation is actually received by the Secretary prior to the voting of the proxy.

                                  RECORD DATE

    Shareholders of record at the close of business on April 30, 1998, will be entitled to vote at the meeting.

                       ACTION TO BE TAKEN UNDER THE PROXY

    Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, Victor M. Hermelin and Marc S. Hermelin, or the one of them who acts, will vote:

    1. FOR the election of Garnet E. Peck, Ph.D., as Class C director of the Company, to hold office for three years and until his successor has been duly elected and qualified;

    2. FOR the proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 60,000,000 to 150,000,000 and the number of authorized shares of Class B Common Stock from 60,000,000 to 75,000,000;

    3. FOR approval of the Fifth Amendment to the K-V Pharmaceutical Company 1991 Incentive Stock Option Plan; and

    4. In their discretion on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

    Garnet E. Peck, Ph.D., is presently a director. Should the nominee become unavailable or decline to serve for any reason, it is intended that the persons named in the proxy will vote for the election of such other person as may be designated by the Board of Directors. The Board of Directors is not aware of any circumstances likely to cause the nominee to be unavailable for election or to decline to serve.

             SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

    On April 30, 1998, there were 11,768,942 shares of Class A Common Stock ("Class A Stock") outstanding and 6,440,496 shares of Class B Common Stock ("Class B Stock") outstanding, which constitute all of the outstanding voting shares of the Company. Each share of Class A Stock is entitled to one-twentieth of one vote (or 588,447 votes if all outstanding shares of Class A Stock are voted) in the election of directors, and one vote on all other matters, and each share of Class B Stock is entitled to one vote on all matters to come before the Annual Meeting.

    Under applicable state law and the provisions of the Company's Certificate of Incorporation and By-laws: (i) the vote required for the election of a director is a plurality of the votes of the issued and outstanding shares of Class A Stock and Class B Stock, as a single class, present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors, with each share of Class A Stock having one-twentieth of one vote and each share of Class B Stock having one vote, and
(ii) the vote required for other matters that may come before the meeting is the affirmative vote of a majority of the issued and outstanding shares of Common Stock present in person or represented by proxy at a meeting of stockholders and entitled to vote, with all shares of each class having one vote. In all voting, votes representing Class A Stock and Class B Stock will vote as a single class.

    Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Brokers who are members of the New York Stock Exchange or the American Stock Exchange are permitted to vote proxies of any client in their own discretion as to the non-contested election of directors if the client has not furnished voting instructions within 10 days of the meeting. Certain proposals other than the election of directors are "non-discretionary," and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes on matters on which they are not voted are referred to as "broker non-votes." With respect to most votes by shareholders, shares represented by broker non-votes will be counted for purposes of determining whether there is a quorum, but not in determining the number of shares necessary for approval of a proposal.

    However, when shareholders are requested to vote on certain other matters, including the Amendment to the Company's Certificate of Incorporation being proposed at the Annual Meeting, in determining whether such a proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as a vote against the proposal.

    Based on the above: (a) abstentions from voting and broker non-votes on the issue of the election of directors will operate as neither a vote for nor a vote against any nominee; and (b) abstentions from voting and broker non-votes on any other proposal that may come before the meeting could have either no effect on the outcome of the vote or could operate as a vote against the proposal, depending on the nature of the proposal and vote required for its passage. Abstentions from voting and broker non-votes regarding the proposal at the Annual Meeting to amend the Company's Certificate of Incorporation would operate as votes against the proposal.

    Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

    The following table lists all shares of Class A Stock and Class B Stock owned at April 30, 1998, by each person known to the Company to own beneficially 5% or more of its shares of either Class A Stock or Class B Stock, by each of the Company's directors who is a shareholder, and by all directors and executive officers as a group. Except as indicated by the footnotes following the table, each person listed has sole voting and investment power over the shares listed opposite the person's name:

                                           AMOUNT OF                     AMOUNT OF
                                          BENEFICIAL                    BENEFICIAL
                                          OWNERSHIP--                   OWNERSHIP--
                                            CLASS A      PERCENT OF       CLASS B      PERCENT OF
          NAME AND ADDRESS                 STOCK<Fa>     CLASS<Fb>       STOCK<Fa>     CLASS<Fb>
          ----------------                -----------    ----------     -----------    ----------
Lawrence Brody,                          2,786,418<Fc>     23.7%       2,877,468<Fc>     42.8%
Minnette Hermelin and
Marc S. Hermelin Trustees
  One Metropolitan Square
  St. Louis, Missouri 63101

McCullough, Andrews                        386,251<Fd>      3.3%              --         <F*>
& Cappiello, Inc.
  101 California Street
  Suite 4250
  San Francisco, California 94111

Minnette Hermelin                           13,218<Fe>     <F*>           13,218<Fe>     <F*>
  2503 S. Hanley Road
  St. Louis, Missouri 63144

                                       4


                                           AMOUNT OF                     AMOUNT OF
                                          BENEFICIAL                    BENEFICIAL
                                          OWNERSHIP--                   OWNERSHIP--
                                            CLASS A      PERCENT OF       CLASS B      PERCENT OF
          NAME AND ADDRESS                 STOCK<Fa>     CLASS<Fb>       STOCK<Fa>     CLASS<Fb>
          ----------------                -----------    ----------     -----------    ----------

Marc S. Hermelin                            65,591<Ff>     <F*>          256,740<Ff>      3.8%
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Alan G. Johnson                            222,750<Fg>      1.9%         219,750<Fg>      3.3%
  101 S. Hanley Road
  St. Louis, Missouri 63105

Victor M. Hermelin                          18,750         <F*>          116,400          1.7%
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Garnet E. Peck, Ph.D.                           --         <F*>            6,000         <F*>
  1336 Robert E. Heine
    Pharmacy Building
  West Lafayette, Indiana 47907

Raymond F. Chiostri                         20,972         <F*>           20,972         <F*>
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Mitchell I. Kirschner                       22,500<Fh>     <F*>           44,759<Fh>     <F*>
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Gerald R. Mitchell                          28,199         <F*>           28,248         <F*>
  2503 S. Hanley Road
  St. Louis, Missouri 63144

All current directors and executive      3,165,180<Fi>     26.9%       3,570,337<Fi>     53.1%
  officers as a group
  (7 individuals)

----------
<F*> Less than one percent

<Fa> Includes the following shares which were not owned by the persons listed but which could be purchased from the Company under options exercisable currently or within 60 days after the date of this Proxy Statement:


                                              SHARES OF       SHARES OF
                                               CLASS A         CLASS B
                                             COMMON STOCK    COMMON STOCK
                                             ------------    ------------
     Marc S. Hermelin........................      -0-         159,990
     Victor M. Hermelin......................      -0-          97,500
     Alan G. Johnson.........................    3,000             -0-
     Garnet E. Peck, Ph.D....................      -0-           6,000
     Raymond F. Chiostri.....................    2,100           2,100
     Mitchell I. Kirschner...................      -0-          12,000
     Gerald R. Mitchell......................    6,225           6,225


                                       5

<Fb> In determining the percentages of shares deemed beneficially owned by each director and officer and by all directors and officers as a group, the or will become exercisable within 60 days of the date of this Proxy Statement is assumed. For such purposes, 11,780,267 shares of Class A Common Stock and 6,724,311 shares of Class B Common Stock are deemed to be outstanding.

<Fc> These shares are held in four irrevocable trusts created by another party, the beneficiaries of which are Arnold L. Hermelin (as to 895,500 shares of Class A Common Stock and 925,500 shares of Class B Common Stock), Anne S. Kirschner (as to 893,250 shares of Class A Common Stock and 923,250 shares of Class B Common Stock), Marc S. Hermelin (as to 574,218 shares each of Class A Common Stock and Class B Common Stock), and Minnette Hermelin, the mother of the other three beneficiaries (as to 423,450 shares of Class A Common Stock and 454,500 shares of Class B Common Stock).

<Fd> According to the latest report on Schedule 13G received by the Company,
     McCullough, Andrews & Cappiello, Inc. is an investment advisor.

<Fe> Does not include 2,786,418 shares of Class A Common Stock and 2,877,468 shares of Class B Common Stock referred to in footnote (c), over which Minnette Hermelin shares voting and investment power as one of three trustees.

<Ff> Does not include 176,250 shares each of Class A Common Stock and Class B
     Common Stock held by Alan G. Johnson as trustee of an irrevocable trust created by another party for the benefit of Marc S. Hermelin, who has no voting or investment power over such shares. Also does not include 2,786,418 shares of Class A Common Stock and 2,877,468 shares of Class B Common Stock held in irrevocable trusts created by another party referred to in footnote (c), over which Marc S. Hermelin is one of three trustees who shares voting and investment power.

<Fg> Includes 176,250 shares each of Class A Common Stock and Class B Common
     Stock held as trustee of an irrevocable trust created by another party for the benefit of Marc S. Hermelin.

<Fh> Does not include 893,250 shares of Class A Common Stock and 923,250 shares of Class B Common Stock referred to in footnote (c), which are held by an irrevocable trust in favor of Anne S. Kirschner, wife of Mitchell I. Kirschner. Neither Mitchell I. Kirschner nor Anne S. Kirschner holds any voting or investment power over such shares.

<Fi> All of such shares are owned, or represented by shares purchasable as set forth in footnote (a), solely by such persons.

    Although 11,768,942 shares of the Class A Stock were outstanding as of April 30, 1998, holders of the 241,000 outstanding shares of the 7% Preferred Stock have the current right to convert such shares into 903,750 shares of Class A Common Stock, each of which will entitle the holder thereof to one-twentieth (1/20) vote with respect to voting for directors and one vote on all other matters to be voted upon by stockholders. Each share of 7% Preferred Stock is convertible into Class A Common Stock at a conversion price of $6.67 per share. If all such shares of Class A Common Stock were issued, the aggregate voting power thereof in the election of directors would be equivalent to the voting power of 45,187 shares of Class B Common Stock.

    In addition, all holders of Class B Common Stock have the right, at any time, to convert their Class B Common Stock into Class A Common Stock on a share-for-share basis. If all shares of Preferred Stock and all shares of Class B Common Stock were converted into Class A Common Stock, 19,113,188 shares of Class A Common Stock would be outstanding and each person included in the previous table would hold the number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock listed in the table plus the number of shares of Class A Common Stock listed in the table.

                    PROPOSAL 1--ELECTION OF CLASS C DIRECTOR

                       INFORMATION CONCERNING NOMINEE AND
                         DIRECTORS CONTINUING IN OFFICE

    The following table lists, for the nominee for director for a term expiring at the annual meeting in 2001, and for present directors continuing in office, each such person's principal occupation for at least the past five years, each person's present position with the Company, the year in which each was first elected as a director, each person's age and each person's directorships with other companies whose securities are registered with the Securities and Exchange
Commission:

                                 SERVICE                          PRINCIPAL
                                  AS A                       OCCUPATION; POSITION
                                DIRECTOR                      WITH COMPANY; AGE;
             NAME                 SINCE                      OTHER DIRECTORSHIPS
             ----               --------                     --------------------
CLASS C NOMINEE--
  (term expires in 2001)

Garnet E. Peck, Ph.D..........    1994     Director; Professor of Industrial Pharmacy and Director
                                             of the Industrial Pharmacy Laboratory of Purdue
                                             University since 1975; member of the faculty of Purdue
                                             University since 1967; Age 68.

CLASS B DIRECTORS--
  (terms expire in 2000)

Victor M. Hermelin<Fa>........    1946     Chairman of the Board of the Company since 1972;
                                             Treasurer of the Company since 1971; Director and Vice
                                             President of Particle Dynamics, Inc. since 1974; Age
                                             84.

                                       7

                                 SERVICE                          PRINCIPAL
                                  AS A                       OCCUPATION; POSITION
                                DIRECTOR                      WITH COMPANY; AGE;
             NAME                 SINCE                      OTHER DIRECTORSHIPS
             ----               --------                     --------------------

Alan G. Johnson<Fb>...........    1976     Director and Secretary of the Company; Attorney at Law
                                             and member for more than the past five years in the
                                             law firm of Gallop, Johnson & Neuman, L.C. and its
                                             predecessor, St. Louis, Missouri; Director of Particle
                                             Dynamics, Inc. since 1977; Director of ETHEX
                                             Corporation since 1990; Director of Siboney
                                             Corporation and MRL, Inc.; Age 63.

CLASS A DIRECTOR--
  (term expires in 1999)

Marc S. Hermelin<Fa>..........    1973     Vice Chairman of the Board of the Company since 1974;
                                             Chief Executive Officer from 1975 to February 1994 and
                                             since December 1994; Director and Vice President of
                                             Particle Dynamics, Inc. since 1974; Age 56.

----------
<Fa> Victor M. Hermelin is the father of Marc S. Hermelin and the father-in-law of Mitchell I. Kirschner, Vice President--New Business Development.

<Fb> Alan G. Johnson is a member of the law firm serving as corporate counsel to the Company. See "TRANSACTIONS WITH ISSUER" for further information.

                   INFORMATION CONCERNING BOARD OF DIRECTORS

    During fiscal 1998, the Board of Directors held one formal meeting and took action by unanimous written consent on various occasions.

    The Company has a standing Stock Option Committee of the Board of Directors consisting of Directors Alan G. Johnson and Garnet E. Peck, Ph.D. The duties of the Stock Option Committee are to determine the individuals to whom options are to be granted and the terms and provisions of such options under all stock option plans of the Company. The Company's Director of Human Resources is an advisor to this Committee. This Committee took action by unanimous written consent on various occasions during fiscal 1998 but had no formal meetings.

    The Company has a standing Audit Committee of the Board of Directors consisting of Directors Alan G. Johnson and Garnet E. Peck, Ph.D. The duties of the Audit Committee include assisting the Board of Directors in fulfilling its responsibility for the Company's accounting and financial reporting practices and facilitating communications between the Board of Directors and the Company's independent public accountants. This committee held two formal meetings in fiscal 1998.

    The full Board of Directors acts as a Compensation Committee, acting upon the recommendation of a committee consisting of the Vice Chairman, Vice President--Finance, Director of Human Resources and Director, Compensation and Benefits.

    Director Garnet E. Peck, Ph.D., receives $1,000 per day for attending each meeting of the Board of Directors, plus reimbursement of related expenses. No other director received any remuneration in fiscal 1998 for service as a director.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file periodic reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of all such forms furnished to the Company or written representations that no Form 5 reports were required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 1998.

                             EXECUTIVE COMPENSATION

    The following table reflects compensation paid or payable by the Company and its subsidiary for fiscal years ended March 31, 1996, 1997 and 1998, to the Company's Chief Executive Officer and the four other most highly compensated executive officers whose combined salary and bonus earned in fiscal 1998 exceeded $100,000.

                                       SUMMARY COMPENSATION TABLE

                                                                       ANNUAL COMPENSATION
                                                          ---------------------------------------------
                                                                                            ALL OTHER
                                                                                           COMPENSATION
NAME AND PRINCIPAL POSITION                     YEAR      SALARY ($)       BONUS ($)         ($)<F1>
---------------------------                     ----      ----------       ---------       ------------
Marc S. Hermelin                                1998        676,990         610,800<F2>      133,169
Vice Chairman of the Board                      1997        621,158         296,534<F3>       77,626
and Chief Executive Officer                     1996        528,486         109,827          164,226<F4>

Raymond F. Chiostri                             1998        256,727           3,000            4,166
President and Chief Executive                   1997        247,242           7,954           23,582
Officer of Particle Dynamics, Inc.              1996        227,652              --           15,287<F4>

Mitchell I. Kirschner                           1998        202,626              --            3,951
Vice President, New                             1997        193,910              --            7,319
Business Development                            1996        197,666          10,000           11,984<F4>

Victor M. Hermelin                              1998        184,804          40,000               --
Chairman of the Board                           1997        181,740              --               --
and Treasurer                                   1996        169,765              --               --

Gerald R. Mitchell                              1998        146,669          25,000            4,017
Vice President, Finance                         1997        146,715              --            1,785
                                                1996        141,562          10,000            9,785<F4>

----------
<F1> Consists of Company contributions to the Company's profit sharing plan and
     401(K) plan and earned vacation not taken.

<F2> $316,000 of this amount was paid in the form of Class B Stock options, which were elected to be taken in lieu of earned incentive cash compensation.

<F3> $114,300 of this amount was paid in the form of Class B Stock options, which were elected to be taken in lieu of earned incentive cash compensation.

<F4> Includes repayment of 10% to 25% voluntary salary deferral, repaid with the Company's return to profitability in fiscal 1996.

                        INFORMATION AS TO STOCK OPTIONS

    The following table lists the options to acquire Class A Stock and Class B Stock issued during fiscal 1998 to the persons named in the Summary Compensation Table.

                                          OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                     (CLASS A STOCK)

                                                              INDIVIDUAL GRANTS
                                                          --------------------------
                                                           PERCENT OF
                                           NUMBER OF         TOTAL          EXERCISE
                                          SECURITIES      OPTIONS/SARs         OF
                                          UNDERLYING       GRANTED TO         BASE
                                         OPTIONS/SARs     EMPLOYEES IN       PRICE       EXPIRATION        GRANT DATE
NAME                                      GRANTED (#)      FISCAL YEAR       ($/SH)         DATE        PRESENT VALUE<F1>
----                                     ------------     ------------      --------     ----------     -----------------
Gerald R. Mitchell....................       7,500             6%             9.964       8/15/2007          $13,133

----------
<F1> These estimates of value were developed solely for the purposes of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and are not intended to predict future prices of the Corporation's Common Stock. The estimate was developed using the Black-Scholes option pricing model (as provided by Instruction 9 to Rule 402 of Regulation S-K governing disclosures regarding options) incorporating the following assumptions: Volatility of .362 and dividend yield of 0%, both based on the historical three-year average for the underlying Common Stock; risk-free rate of return of 6.32% based on a five-year treasury rate and time of exercise of 10 years, being the term of the option grants. In addition, the model assumed a 52% discount for lack of marketability.

                                          OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                     (CLASS B STOCK)

                                                              INDIVIDUAL GRANTS
                                                          --------------------------
                                                           PERCENT OF
                                           NUMBER OF         TOTAL          EXERCISE
                                          SECURITIES      OPTIONS/SARs         OF
                                          UNDERLYING       GRANTED TO         BASE
                                         OPTIONS/SARs     EMPLOYEES IN       PRICE       EXPIRATION        GRANT DATE
NAME                                      GRANTED (#)      FISCAL YEAR       ($/SH)         DATE        PRESENT VALUE<F1>
----                                     ------------     ------------      --------     ----------     -----------------
Marc S. Hermelin......................     300,000<F1>        77%            11.881       5/15/2000        $316,000<F2>
                                            75,000            19%            10.445       5/15/2002          86,794<F3>
Gerald R. Mitchell....................       7,500             2%            10.005       8/15/2007          13,187<F3>

----------
<F1> Such options were elected to be taken in lieu of earned incentive cash compensation and were subsequently gifted.

<F2> These estimates of value were developed solely for the purposes of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and are not intended to predict future prices of the Corporation's Common Stock. The estimate was developed using the Black-Scholes option pricing model (as provided by Instruction 9 to Rule 402 of Regulation S-K governing disclosures regarding options) incorporating the following assumptions: Volatility of .362 and dividend yield of 0%, both based on the historical three-year average for the underlying Common Stock; risk-free rate of return of 6.32% based on a five-year treasury rate and time of exercise of 3 years, being the term of the option grants. In addition, the model assumed a 52% discount for lack of marketability.

<F3> These estimates of value were developed solely for the purposes of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and are not intended to predict future prices of the Corporation's Common Stock. The estimate was developed using the Black-Scholes option pricing model (as provided by Instruction 9 to Rule 402 of Regulation S-K governing disclosures regarding options) incorporating the following assumptions: Volatility of .362 and dividend yield of 0%, both based on the historical three-year average for the underlying Common Stock; risk-free rate of return of 6.32% based on a five-year treasury rate and time of exercise of 5-10 years, being the term of the option grants. In addition, the model assumed a 52% discount for lack of marketability.

      The following tables list the value as of the end of fiscal 1998 of options held by the persons listed in the Summary Compensation Table to acquire shares of Class A Stock and Class B Stock:

                                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                    FISCAL YEAR-END OPTION/SAR VALUES (CLASS A STOCK)

                                                                                                              VALUE OF
                                                                                         NUMBER OF           UNEXERCISED
                                                                                        UNEXERCISED         IN-THE-MONEY
                                                                                      OPTIONS/SARs AT      OPTIONS/SARs AT
                                                                                      FISCAL YEAR-END      FISCAL YEAR-END
                                                                                            (#)                  ($)
                                                       SHARES                         ---------------      ---------------
                                                    ACQUIRED ON         VALUE          EXERCISABLE/         EXERCISABLE/
       NAME                                         EXERCISE (#)    REALIZED ($)       UNEXERCISABLE        UNEXERCISABLE
       ----                                         ------------    ------------       -------------        -------------
Raymond F. Chiostri..............................       14,250         231,802          2,100/900           28,541/12,232
Gerald R. Mitchell...............................           --              --          6,225/7,575         90,508/77,574


                                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                    FISCAL YEAR-END OPTION/SAR VALUES (CLASS B STOCK)

                                                                                                              VALUE OF
                                                                                         NUMBER OF           UNEXERCISED
                                                                                        UNEXERCISED         IN-THE-MONEY
                                                                                      OPTIONS/SARs AT      OPTIONS/SARs AT
                                                                                      FISCAL YEAR-END      FISCAL YEAR-END
                                                                                            (#)                  ($)
                                                       SHARES                         ---------------      ---------------
                                                    ACQUIRED ON         VALUE          EXERCISABLE/         EXERCISABLE/
        NAME                                        EXERCISE (#)    REALIZED ($)       UNEXERCISABLE        UNEXERCISABLE
        ----                                        ------------    ------------       -------------        -------------
Marc S. Hermelin.................................           --              --        149,990/155,010    1,862,726/1,659,889
Raymond F. Chiostri..............................       14,250         231,667          2,100/900           28,497/12,213
Mitchell I. Kirschner............................           --              --         12,000/18,000       120,636/180,954
Victor M. Hermelin...............................           --              --         97,500/45,000     1,235,168/580,185
Gerald R. Mitchell...............................           --              --          6,225/7,575         90,409/77,315

             REPORT OF BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

OVERVIEW

    The Company's executive compensation policy is to provide compensation and benefit programs to enable it to attract and retain talented key employees, and to encourage the enhancement of shareholder value by providing incentives for corporate performance and individual performance, in terms of current achievements as well as significant initiatives with long-term implications.

    Decisions on compensation of the Company's executive officers are made by the Board of Directors, with any member who is an executive officer abstaining from the discussion and vote relating to his own compensation. The full Board serves as a Compensation Committee, acting upon recommendations of a committee consisting of the Vice Chairman, Vice President--Finance, Director of Human Resources and Director of Compensation and Benefits.

    The Company's executive compensation program is based upon experience, tenure and a pay-for-performance philosophy. The key components of executive officer compensation are: (1) salary, which is based on the individual's overall experience, Company tenure, level of responsibility, and the general and industry-specific business environment; (2) cash bonus awards, which are based on individual performance and the performance of the Company, measured in terms of the attainment of both defined and general objectives, and (3) stock option grants, intended to align management's interest in the Company's long-term success with the interests of the Company's stockholders. The size of individual awards is dependent upon the executive officer's position, salary, number of vested options, and both past and expected future contributions to the Company. The Board applies the above-described criteria to each executive officer subjectively, based upon the Board's perception of each executive officer's performance and value to the Company.

EXECUTIVE BENEFITS

    In order to provide a competitively attractive package to secure and retain executive officers, the Company supplements standard benefits packages offered to all employees with appropriate executive benefits, sometimes including car allowances, additional insurance coverage and appropriate expense reimbursements.

CHIEF EXECUTIVE OFFICER

    Under an agreement commencing in 1996 and expiring in March 2002, Marc S. Hermelin, Vice Chairman and Chief Executive Officer until February 1994 and since December 1994, received base compensation of $593,068, increasing annually by the greater of the consumer price index (CPI) increase or 8%. The agreement provides life insurance with an annual premium of $24,000. Mr. Hermelin is insured under an additional policy for which the premium is loaned by the Company, to be repaid out of policy proceeds. In addition, Mr. Hermelin is entitled to receive an incentive bonus decreasing from 7% to 4% of net income based on a formula related to the Company exceeding certain net income levels.

    In the event of voluntary termination of full-time employment prior to age 65, Mr. Hermelin's agreement provides for a consulting arrangement, whereby he would provide a minimum number of hours of consulting services to the Company in return for 50% of his base salary and/or bonus or additional payments for services in excess of the minimum. Upon retirement after age 55, the agreement provides for consulting payments of 30% of average base salary/bonus and retirement benefits of 30% of base salary, adjusted annually by the greater of CPI or 8%. In the event of his termination, other than by death or disability, the agreement provides for payment of an amount equal to his then base salary and 36 monthly payments equal to 75% of his last monthly base salary. In the event of a change of control, Mr. Hermelin could receive the above payment or elect a lump sum cash payment of 2 1/2 times his base salary, acceleration of stock options, and employee benefits for 30 months. The Company has secured its obligations to Mr. Hermelin as required by the agreement.

OTHER OFFICERS

    Consistent with the Board's executive compensation program: (a) Mitchell I. Kirschner receives a base salary and an incentive bonus based upon performance;
(b) Gerald R. Mitchell has an employment agreement (extending from year to year) establishing base levels of compensation, and subject to normal compensation reviews; and (c) Raymond F. Chiostri has an employment agreement (through March 31, 2000, with automatic renewal for successive two year periods) providing base compensation based on performance.

COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE

    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation of over $1 million paid to the chief executive officer and any one of the four other most highly compensated executive officers for any fiscal year. Qualifying performance-based compensation is not subject to the limitation if certain requirements are met. Based on regulations issued by the Internal Revenue Service, the Company has taken the necessary actions to ensure deductibility of performance-based compensation paid to such officers.

                      Submitted by the Board of Directors:

        Marc S. Hermelin                        Victor M. Hermelin
        Alan G. Johnson                         Garnet E. Peck

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

    Set forth below is a line-graph presentation comparing cumulative stockholder returns for the last five fiscal years on an indexed basis with the AMEX Market Value Index and the S&P Health Care (Drugs) Index, which is a nationally recognized industry standard index. The graph assumes the investment of $100 in K-V Class A and Class B Common Stock, the AMEX Composite Index and the S&P Health Care (Drugs) Index on March 31, 1993, and reinvestment of all dividends. There can be no assurance that K-V's stock performance will continue into the future with the same or similar trends depicted in the graph below.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN<F*>
          AMONG KV PHARMACEUTICAL COMPANY, THE AMEX MARKET VALUE INDEX
        AND THE S & P HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) INDEX



                                     GRAPH



[FN]
<F*> $100 INVESTED ON 3/31/93 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF
     DIVIDENDS. FISCAL YEAR ENDING MARCH 31.



                                                      For Fiscal Year Ended March 31
                                             ------------------------------------------------
                                             1994       1995       1996       1997       1998
                                             ----       ----       ----       ----       ----
  K-V                                         100         73        155        182        307
  AMEX MARKET VALUE                           105        110        135        137        182
  S&P DRUGS INDEX                              92        140        222        285        507

                            TRANSACTIONS WITH ISSUER

    Alan G. Johnson, Secretary and a Director of the Company, is a member of the law firm of Gallop, Johnson & Neuman, L.C., which has been the Company's general counsel for more than the past five years.

                    PROPOSAL 2--INCREASE IN AUTHORIZED STOCK

    On May 15, 1998, the Board of Directors unanimously approved an Amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 60,000,000 to 150,000,000 and the number of shares of Class B Common Stock from 60,000,000 to 75,000,000 and directed that the proposed Amendment be submitted to a vote of shareholders at the Annual Meeting.

    The proposed Amendment will amend the first two unnumbered paragraphs of
Article 4 of the Certificate of Incorporation, which would read as follows in their entirety after Amendment:

    4. The aggregate number, class and par value of shares which the corporation shall have authority to issue shall be Two Hundred and Thirty Million (230,000,000), which shall be divided among the following classes:

                                               PAR VALUE         NUMBER
CLASS OF STOCK                                 PER SHARE       OF SHARES
--------------                                 ---------       ---------
Preferred Stock.............................      $.01          5,000,000
Class A Common Stock........................      $.01        150,000,000
Class B Common Stock........................      $.01         75,000,000

    The number of authorized shares of Preferred Stock or any class of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative majority vote of the stock of the corporation entitled to vote, without the separate vote of holders of any class of Common Stock or any class or series of Preferred Stock, unless a vote of any such holders of a class or series of Preferred Stock is required pursuant to the certificate or certificates establishing such class or series.

    Article 4 of the Certificate of Incorporation as currently in effect authorizes the issuance of up to 60,000,000 shares of Class A Common Stock and 60,000,000 shares of Class B Common Stock. As of the record date for the 1998 Annual Meeting, there were 11,768,942 shares of Class A Common Stock and 6,440,496 shares of Class B Common Stock outstanding. In addition, if all holders of preferred stock of the Company converted their preferred stock into Class A Common Stock and if holders of all Class B Common Stock exercised their right to convert such stock into the same number of shares of Class A Common Stock, 19,113,188 shares of Class A Common Stock would be outstanding. In addition, the Company has issued employee stock options which, if fully exercised, would result in 148,522 additional shares of Class A Common Stock and 763,304 additional shares of Class B Common Stock (which in turn would be convertible into

Class A Common Stock on a share-for-share basis). The Board believes it would be desirable to increase the number of shares of authorized Common Stock in order to make available additional shares for possible stock splits, acquisitions, employee benefit plan issuances and for such other corporate purposes as may arise. The Board of Directors believes that stock splits and stock dividends enhance the liquidity and marketability of the Company's Common Stock by increasing the number of shares outstanding.

    The Company has no specific plans currently calling for the issuance of any additional shares of Common Stock. The rules of the American Stock Exchange currently require stockholder approval of issuances of Common Stock under certain circumstances, including those in which the number of shares to be issued is equal to or exceeds 20% of then outstanding Common Stock. All newly authorized shares of Common Stock would have the same rights as the presently authorized shares of the same class. Under the Company's Certificate of Incorporation, shareholders do not have preemptive rights. The Board does not intend or view the increase in authorized Common Stock as an anti-takeover measure, nor is the Company aware of any proposed or contemplated transactions of this type, although the issuance of shares in certain instances could have the effect of forestalling such a transaction.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

    Assuming the presence of a quorum, the affirmative vote of the holders of the majority of all outstanding shares of Common Stock, voting as a single class, is required for adoption of the proposed Amendment. Under applicable Delaware law, in determining whether this matter has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against this proposal.

                    PROPOSAL 3--APPROVAL OF FIFTH AMENDMENT
         TO K-V PHARMACEUTICAL COMPANY 1991 INCENTIVE STOCK OPTION PLAN
                        AND ITS RESTATEMENT, AS AMENDED

    In 1991, the Board of Directors adopted and the Company's shareholders subsequently approved the K-V Pharmaceutical Company 1991 Incentive Stock Option Plan ("Plan"), which was designed to provide for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). Under the Plan, as originally approved, the number of shares of Class A Common Stock of the Company that could be issued under the Plan was limited to 125,000 shares, and the number of shares of Class B Common Stock that could be issued under the Plan was also limited to 125,000 shares, subject to certain adjustments in either case. Currently, the number of shares of Class A Common Stock issuable under the Plan is 1,125,000 shares and the number of shares of Class B Common Stock issuable under the Plan is 1,012,500 shares.

    In May 1998, the Board of Directors again determined that the number of shares available under the Plan was insufficient to provide a continuing means of fulfilling the purpose of the Plan--to increase employees' proprietary interest in the business of the Company and provide them with an increased personal interest in the continued success and progress of the Company. At that time, the Board of Directors adopted a Fifth Amendment to the Plan, increasing the number of shares of Class A Common Stock and Class B Common Stock issuable under the Plan to 1,500,000 shares in each case. The Board directed that such amendment be submitted to the shareholders of the Company for their approval. No options have been granted subject to approval of this Proposal 3.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE FIFTH AMENDMENT TO THE 1991 INCENTIVE STOCK OPTION PLAN.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    BDO Seidman LLP served as the Company's independent public accountants for the fiscal year ended March 31, 1998 and has served in such capacity since May 1996. As of the date of this Proxy Statement, the process of selection of the Company's independent public accountants for the current fiscal year ending March 31, 1999 has not been completed.

    Representatives of BDO Seidman LLP are expected to be present at the Annual Meeting of Shareholders and to be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so.

                                 ANNUAL REPORT

    The Annual Report of the Company for fiscal 1998 accompanies this notice.

                      FUTURE PROPOSALS OF SECURITY HOLDERS

    Any shareholder who intends to submit a proposal for consideration at the 1999 Annual Meeting of Shareholders under the applicable rules of the Securities and Exchange Commission must send the proposal so that it reaches the Company's Secretary not later than February 1, 1999. All proposals should be addressed to the Secretary, K-V Pharmaceutical Company, 2503 South Hanley Road, St. Louis, Missouri 63144.

                                 OTHER BUSINESS

    The Board of Directors knows of no business to be brought before the Annual Meeting other than as set out above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy thereon in accordance with the judgment of such persons.

                                 MISCELLANEOUS

    The Company will bear the cost of the solicitation of proxies. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone or personal contact and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

    Shareholders are urged to mark, sign, date and send in their proxies without delay.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO SHAREHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY, K-V PHARMACEUTICAL COMPANY, 2503 SOUTH HANLEY ROAD, ST. LOUIS, MISSOURI 63144.

                                      ALAN G. JOHNSON
                                      Secretary

St. Louis, Missouri
June 5, 1998

                                   P R O X Y
                             (Class A Shareholder)



               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                          K-V PHARMACEUTICAL COMPANY
                       1998 ANNUAL SHAREHOLDERS' MEETING



      The undersigned shareholder of CLASS A COMMON STOCK of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints VICTOR M. HERMELIN and MARC S. HERMELIN, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Founders Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Tuesday, June 23, 1998, commencing at 8:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1.    ELECTION OF DIRECTOR:

      / /   FOR the nominee         WITHHOLD AUTHORITY  / /
            listed below              to vote for nominee
                                      listed below

                             GARNET E. PECK, Ph.D.


2. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEE UNDER PROPOSAL NO. 1.

      The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated June 1, 1998.

                              Dated:  ------------------, 1998


                                    -------------------------------------------
                                    Signature


                                    -------------------------------------------
                                    Signature


                                    -------------------------------------------
                                    Signature

                                    Please sign name(s) exactly as it appears on this proxy. In the case of joint holders all should sign. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, this proxy should be signed by an authorized partner. Executors, administrators and trustees should so indicate when signing.


      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. A POSTAGE-PREPAID RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                   P R O X Y
                             (Class B Shareholder)



               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                          K-V PHARMACEUTICAL COMPANY
                       1998 ANNUAL SHAREHOLDERS' MEETING



      The undersigned shareholder of CLASS B COMMON STOCK of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints VICTOR M. HERMELIN and MARC S. HERMELIN, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Founders Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Tuesday, June 23, 1998, commencing at 8:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1.    ELECTION OF DIRECTOR:

      / /   FOR the nominee         WITHHOLD AUTHORITY  / /
            listed below              to vote for nominee
                                      listed below

                             GARNET E. PECK, Ph.D.


2. Proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Class A Common stock from 60,000,000 to 150,000,00 and the number of authorized shares of Class B Common Stock from 60,000,000 to 75,000,000.

      / /   FOR               / /   AGAINST           / /   ABSTAIN

3. Approval of the Fifth Amendment to K-V Pharmaceutical Company 1991 Incentive Stock Option Plan.

      / /   FOR               / /   AGAINST           / /   ABSTAIN

4. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEE UNDER PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2 AND PROPOSAL NO. 3.

      The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated June 1, 1998.

                                    Dated: -------------------, 1998


                                    -------------------------------------------
                                    Signature


                                    -------------------------------------------
                                    Signature


                                    -------------------------------------------
                                    Signature


                                    -------------------------------------------
                                    Signature

                                    Please sign name(s) exactly as it appears on this proxy. In the case of joint holders all should sign. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, this proxy should be signed by an authorized partner. Executors, administrators and trustees should so indicate when signing.


      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. A POSTAGE-PREPAID RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                               APPENDIX

    Page 16 of the printed proxy contains a stock performance graph. The information contained in the graph is represented in the table that immediately follows the graph.